Goodwill	12 Months Ended
Mar. 31, 2024
Disclosure of reconciliation of changes in goodwill [abstract]
Goodwill
13.
Goodwill

Goodwill arising upon business combinations is not amortized but tested for impairment at least annually or more frequently if there is any indication that the cash generating unit to which goodwill is allocated is impaired.

The following table presents the changes in goodwill during the years ended March 31, 2024 and 2023:

	As of March 31,
	2024		2023
Opening balance, gross	Rs.	21,193	Rs.	21,094
Effect of translation adjustments		8		99
Impairment loss (1)		(16,948)		(16,948)
Closing balance	Rs.	4,253	Rs.	4,245

The carrying amount of goodwill (other than those arising upon investment in a joint venture) was allocated to the cash generating units as follows:

	As of March 31,
	2024		2023
PSAI-Active Pharmaceutical Operations	Rs.	997	Rs.	997
Global Generics-Complex Injectables		1,489		1,483
Global Generics-North America Operations		631		631
Global Generics-Branded Formulations (1)		1,022		1,021
Others		114		113
	Rs.	4,253	Rs.	4,245

(1)	The impairment loss of Rs.16,948 includes the following:

•
Rs.16,003 pertaining to the Company’s German subsidiary, betapharm Arzneimittel GmbH, which is part of the Company’s Global Generics segment. This impairment loss was recorded for the years ended March 31, 2009 and 2010.

•
During the year ended March 31, 2023, the Company assessed performance of the Nimbus Health business against the initial estimates and recognized an impairment charge of the carrying values of Rs.272. This impairment loss pertains to the Company’s Global Generics segment.

For the purpose of impairment testing, goodwill is allocated to a cash generating unit, representing the lowest level within the Company at which goodwill is monitored for internal management purposes and which is not higher than the Company’s operating segment.

The recoverable amounts of the above cash generating units have been assessed using a value-in-use model. Value in use is generally calculated as the net present value of the projected post-tax cash flows plus a terminal value of the cash generating unit to which the goodwill is allocated. Initially, a post-tax discount rate is applied to calculate the net present value of the post-tax cash flows. Key assumptions upon which the Company has based its determinations of value-in-use include:

a)	Estimated cash flows for five years, based on management’s projections.
b)
A terminal value arrived at by extrapolating the last forecasted year cash flows to perpetuity, using a constant long-term growth rate of 0%. This long-term growth rate takes into consideration external macroeconomic sources of data. Such long-term growth rate considered does not exceed that of the relevant business and industry sector.

c)	The after tax discount rates used are based on the Company’s weighted average cost of capital.
d)	The after tax discount rates used range from 6.8% to 11% for various cash generating units. The pre-tax discount rates range from 7.9% to 14.7%.

The Company believes that any reasonably possible change in the key assumptions on which a recoverable amount is based would not cause the aggregate carrying amount to exceed the aggregate recoverable amount of the cash-generating unit.